UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC  20549


                            FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934


Date of Report (Date of earliest event reported) December 27, 2006


                       BROWNSVILLE COMPANY
     (Exact name of registrant as specified in its charter)

                Commission file number 000-51700


Nevada                                                        N/A
(State or other jurisdiction                     (I.R.S. Employer
of incorporation)                             Identification No.)

70 East Beaver Creek, Unit 30
Richmond Hill, Ontario, Canada                            L4B 3B2
(Address of principal                                  (Zip Code)
executive offices)


Registrant's telephone number, including area code:(905)882-7044

                         Not applicable
  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers;
          Compensatory Arrangements of Certain Officers.

      On December 27, 2006, each of Xuxin Shao and Shao Hui Chen resigned as a member of the Board of Directors of Brownsville
Company, effective on such date. As a result, the Board of Directors presently consists of one member.

                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BROWNSVILLE COMPANY
                               (Registrant)


Dated:  December 27, 2006     By:  /s/ Adam  Cegielski
                              Name:    Adam Cegielski
                              Title:   President   and   Chief
                                       Executive Officer